UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under §240.14a-12

ProFrac Holding Corp.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X] No fee required

[   ] Fee paid previously with preliminary materials

[   ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Explanatory Note

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to amend and replace the sample proxy card included in the Definitive Proxy Statement filed by ProFrac Holding Corp. (the “Company”) with the U.S. Securities and Exchange Commission on April 19, 2024 (the “Proxy Statement”). After filing the Proxy Statement, the Company discovered that, due to clerical and typographical errors, the sample proxy card filed with the Proxy Statement did not include attorney-in-fact appointees, which was corrected in the revised proxy card.

Please note that no changes have been made to the body of the Proxy Statement and that the revised version of the proxy card has been included in the Proxy Statement being mailed to the Company’s stockholders. This Amendment applies only to the version of the sample proxy card originally filed with the Proxy Statement.

Scan QR for digital voting Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Steven Scrogham and Lance Turner (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of ProFrac Holding Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE ProFrac Holding Corp. Annual Meeting of Stockholders For Stockholders of record as of April 1, 2024 Thursday, May 30, 2024 at 9:00 AM, Central Time Annual Meeting to be held live via the internet - please visit www.proxydocs.com/ACDC for more details. P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/ACDC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-870-7492 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 7:00 AM, Central Time, May 30, 2024. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Your control number

ProFrac Holding Corp. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect the six (6) nominees identified in the accompanying Proxy Statement to serve as directors for the ensuing year; FOR WITHHOLD 1.01 Matthew D. Wilks #P2# #P2# FOR 1.02 Theresa Glebocki #P3# #P3# FOR 1.03 Gerald Haddock #P4# #P4# FOR 1.04 Sergei Krylov #P5# #P5# FOR 1.05 Stacy Nieuwoudt #P6# #P6# FOR 1.06 James C. Randle, Jr. #P7# #P7# FOR FOR AGAINST ABSTAIN 2. To determine, in a non-binding advisory vote, to approve the compensation of our named executive officers; #P8# #P8# #P8# FOR 3. To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of ProFrac Holding Corp. for the fiscal year ending December 31, 2024; and #P9# #P9# #P9# FOR 4. To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Proposal_Page - VIFL You must register to attend the meeting online and/or participate at www.proxydocs.com/ACDC Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3